THIS INDENTURE made the          day of February, 1996.
IN PURSUANCE OF THE SHORT FORMS OF LEASES ACT.
B E T W E E N
W I T N E S S E T H :
Demise Parking
PRAJS DRIMMER ASSOCIATES
hereinafter called the "Landlord"

- and -

BARAK TECHNOLOGY INC. o/a INFO SYSTEMS hereinafter called the "Tenant", OF THE FIRST PART; OF THE SECOND PART;

1. That in consideration of the rents, covenants, agreements and conditions hereinafter reserved and contained on the part of the Tenant to be paid, observed and performed, the Landlord does demise and lease unto the Tenant the premises comprising part of the Building municipally known as SUITE 906, 1110 FINCH AVENUE WEST, DOWNSVIEW, situate in the CITY OF NORTH YORK (hereinafter called the "Building"), containing an area of 1,415 square feet and measured from the glass line of all exterior walls, from the corridor side of the corridor walls and from the centre line of all interior walls separating the herein described premises from adjacent premises, being part of the ninth floor of the Building as shown outlined in red on the floor plan attached hereto (hereinafter called the "Premises" or the "Leased Premises" or the "Demised Premises").

2. The use and occupation by Tenant of the Leased Premises shall include the use in common with others entitled thereto of the parking and common area facilities appurtenant to the Building; provided such parking and common area facilities shall be subject to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed by Landlord from time to time; and provided the Landlord shall have the right to make such changes and improvements or alterations as the Landlord may from time to time decide in respect of such parking and common area facilities including the right to change the location and layout of the parking areas.

3. To have and to hold the Leased Premises for and during the term (hereinafter called the "term") of One (1) year to be computed from the first day of November, 1995, and from thenceforth next ensuing and fully to be completed and ended on the 31st day of October, 1996. Provided, however, that if the Leased Premises, or any part thereof, are not ready on the commencement date of the term due to the failure of the Landlord to complete construction or to make available the services which it is hereby obligated to furnish, no part of the rent or only the proportionate part thereof in the event the Tenant shall occupy a part of the Leased Premises shall be payable for the period prior to the date when the entire Leased Premises are ready for

2 occupancy, and the full rent shall accrue only after such last mentioned date, and the Tenant hereby agrees to accept any such abatement of rent in full settlement of all claims which the Tenant might otherwise have by reason of the Leased Premises not being ready for occupancy on the commencement date of the term.

Provided further, however, that when the Landlord has completed construction of the Leased Premises and made available the aforesaid services, the Tenant shall not be entitled to any abatement of rent for any delay in occupancy due to the Tenant's failure to complete the installations and other work required for its purposes, or due to any other reason, nor shall the Tenant be entitled to any abatement of rent for any delay in occupancy if the Landlord has been unable to complete construction of the Leased Premises by reason of the Tenant's failure to complete the installation and other work required for its purpose.

A certificate of Landlord's architect as to the date of completion of construction of the Leased Premises (or as to the date upon which Landlord would have been able to complete construction but for the aforesaid delay of Tenant) shall be conclusive and binding and full rent shall accrue and become payable from such date.

Rent
Payment
Deposit
Use of
Premises
Tenant's

4. YIELDING AND PAYING THEREFORE yearly and every year without a prior demand therefor and without any deduction, defaulcation or set off whatsoever, during the term hereof, as Rent, the sum of NINETEEN THOUSAND EIGHT HUNDRED AND TEN DOLLARS ($19,810.00)of lawful money of Canada to be paid in advance in equal monthly instalments of ONE THOUSAND SIX HUNDRED AND FIFTY DOLLARS AND EIGHTY-THREE CENTS ($1,650.83), PLUS GST each on the first day of each month during the term hereby demised. If the term commences on any day other than the first or ends on any day other than the last day of the month; rent for the fractions of a month at the commencement and at the end of the term shall be adjusted pro rata.

S. All payments required to be made by the Tenant under or in respect of this Lease shall be made to the Landlord at the Landlord's office at 2065 FINCH AVENUE WEST, SUITE 405, NORTH YORK, ONTARIO, M3N 2V7, or to such agent or agents of the Landlord or at such other place as the Landlord shall hereafter from time to time direct in writing to the Tenant.

6. Landlord acknowledges receipt of ONE THOUSAND SEVEN HUNDRED AND SIXTY-SIX DOLLARS AND THIRTY-NINE CENTS ($1,766.39) from the Tenant to be held by the Landlord as security for the due performance by Tenant of all its covenants and obligations on its part herein contained and to be applied to any damages resulting from default by Tenant of any of its covenants and obligations hereunder, or towards the payment or reduction of any claim of the Landlord against the Tenant; provided that the Tenant is not in default or in breach of any of its covenants or obligations and has not been declared bankrupt, then the aforesaid deposit shall be applied on account of the last month's rent due hereunder.

7. The Tenant shall use and occupy the Leased Premises only for general offices, and for no other purpose; provided the Tenant in the use and occupation of the Leased Premises and in the prosecution or conduct of any business therein shall comply with all requirements of all laws, orders, ordinances, rules and regulations of the Federal, Provincial and Municipal authorities and with any direction or certificate of occupancy issued pursuant to any law by any public officer or officers. The Tenant covenants that it will not use or permit to be used any part of the Leased Premises for any dangerous, noxious or offensive trade or business and will not cause or maintain any nuisance in, at or on the Leased Premises or cause or permit the Leased Premises to be used for the purpose of any bankrupt, liquidation or auction sale.

I

Realty Taxes
Value Added Tax or Sales Tax
Tenant's Covenants
Electric Lights
Repair
Entry By Landlord
Repair According to Notice
Repairs to Building

6. If the Tenant or any licensee, concessionaire or School sub-tenant of the Tenant shall elect to have the Leased Taxes Premises or any part thereof assessed for separate school taxes, Tenant shall pay to Landlord, as additional rent within twenty days after demand therefor by Landlord, any amount by which the amount of the separate school taxes exceeds the amount which would have been payable for school taxes had such election not been made.

7 Tenant shall pay to the Landlord as additional rent after demand thereof by Landlord, any value added tax or sales tax which may become payable by the Landlord under Federal Legislation, and which is calculated or computed on the rent payable by the tenant hereunder. It is acknowledged that any such additional rent shall not include the Landlord's income taxes.

B.

The Tenant covenants with the Landlord:

(a) to pay rent;

(b) to pay the total cost of any replacement of any electric light bulbs, tubes, starters and ballasts in the Leased Premises;

(c) to maintain and keep, at its own expense, the interior of the Leased Premises and every part thereof in good order and condition and promptly make all needed repairs and replacements (reasonable wear and tear and damage by fire, lightning and tempest only excepted) and, without limiting the generality of the foregoing, the Tenant shall keep the Leased Premises well painted, clean and in such condition as a careful owner would do.

(d) that it shall be lawful for the Landlord and its agents, at all reasonable times during the said term, to enter the Leased Premises to inspect the condition thereof.

(e) where an inspection reveals repairs are necessary, the Landlord shall give to the Tenant notice in writing and thereupon the Tenant will, within three calendar months from the date of delivery of the notice, make the necessary repairs in a good and workmanlike manner. Provided that if the Tenant neglects to make such repairs within the time limited, the Landlord may at its option make such repairs at the expense of the Tenant, and in any and every such case the Tenant covenants with the Landlord to pay to the Landlord forthwith, as additional rent, all sums which the Landlord may have expended in making such repairs and shall not have previously received from the Tenant; provided further that the making of any repairs by the Landlord shall not relieve the Tenant from the obligation to repair.

(f) if the Building, including the Leased Premises, the elevators, boilers, engines, pipes and other apparatus (or any of them) used for the purpose of heating or air-conditioning the Building or operating the elevators or if the water pipes, drainage pipes, electric lighting or other equipment of the Building or the roof or outside walls of the Building get out of repair or become damaged or destroyed through the negligence, carelessness or misuse of the Tenant, his servants, agents, employees or anyone permitted by him to be in the Building, or through him or them in any way

4 Leave Premises in Good Repair compliance With Law Waste and Nuisance Assigning Insurance stopping up or injuring the heating apparatus, elevators, water pipes, drainage piper or other equipment or part of the Building, the expense of the necessary repairs, replacements or alterations shall be borne by the Tenant who shall pay the same to the Landlord forthwith on demand.

(g) and further, that the Tenant will, at the expiration or sooner determination of the said term, peaceably surrender and yield up unto the Landlord the said premises hereby demised with the appurtenances, together with all buildings or erections which at any time during the said term shall be made therein or thereon, in good and substantial repair and condition, reasonable wear and tear and damage by fire, lightning and tempest only excepted.

      (h) to comply with all provisions of law including without limitation federal and provincial legislative enactments, building by-laws, and any other governmental or municipal regulations which relate to the partitioning, equipment, operation and use of the Leased Premises, and to the making of any repairs, replacements, alterations, additions, changes, substitutions or improvements of or to the Leased Premises. And to comply with all police, fire and sanitary regulations imposed by any federal, provincial or municipal authorities or made by fire insurance underwriters, and to observe and obey all governmental and municipal regulations and other requirements governing the conduct of any business conducted in the Leased Premises not to do or omit or permit to be done or omitted upon or about the Leased Premises anything which shall be or result in a nuisance or menace to the Landlord or any other tenant of the Building.

(j) and will not assign or sublet or permit the premises to be occupied by anyone other than the Tenant, without leave, provided such leave shall not be unreasonably withheld.

      (k) in the event the Tenant's use and occupation of the Leased Premises, whether or not the Landlord has consented to the same, causes any increase in premiums for fire and extended coverage insurance, rental, boiler, casualty and other types of insurance carried by the Landlord from time to time on the Building above the rate for the least hazardous type of occupancy legally permitted in the Leased Premises, the Tenant shall pay the additional premium on the aforementioned policies caused by reason thereof. The Tenant shall also pay, in such event, any additional premium on the rent insurance policies that may be carried by the Landlord for the Landlord's protection against rent lost through fire or other casualty. If notice of cancellation shall be given respecting any insurance policy, or any insurance policy on the said Building or any part thereof shall be cancelled or refused to be renewed by any insurer by reason of the use or occupation of the Leased Premises, whether or not the Landlord has consented to such use and occupation, the Tenant shall forthwith remedy or rectify such use or occupation upon being requested to do so in writing by the Landlord, and if the Tenant shall fail to do so

Glass
Alterati ons, etc.
Liens
Interior Walls
Signs

5 forthwith, the Landlord may, at its option, determine this Lease forthwith by leaving upon the Leased Premises notice in writing of its intention so to do, and thereupon rent and any other payment for which the Tenant is liable under this Lease shall be apportioned and paid up in full to the date of such determination of the Lease, and the Tenant shall immediately deliver up vacant possession of the Leased Premises to the Landlord.

Bills for such additional premiums as aforementioned shall be rendered by the Landlord to the Tenant at such time as the Landlord may elect, and shall be due from and payable by the Tenant when rendered, and the amount thereof shall be deemed to be, and paid as, additional rent.

(1) that the Tenant shall pay the cost of replacement with as good quality and size of any glass broken on the Leased Premises during the continuance of this Lease, unless such breakage is not the result of any act of the Tenant, his employees, servants, agents, contractors, licensees or invitees.

      (m) that the Tenant will not make or erect in, at or upon the Leased Premises any installations, alterations, changes, additions or improvements without submitting plans and specifications to the Landlord and obtaining the Landlord's prior written consent in each instance. And work performed by or for the Tenant shall be completed in a good and workmanlike manner using first-class equipment and materials, and shall be performed by workmen and contractors whose union affiliations or lack of union affiliations do not conflict with those of Landlord's workmen, suppliers or contractors who may be employed in the Building.

(n) that if any Construction or other liens or Order for the payment of money shall be filed against the Leased Premises by reason of, or arising out of any labour, material, work or service furnished to the Tenant or to anyone claiming through the Tenant, the Tenant shall within fifteen days after notice to the Tenant of the filing thereof cause the same to be discharged by bonding, deposit, payment, Court Order or otherwise. The Tenant shall defend all suits to enforce such lien or Order, whether against the Tenant or the Landlord, at the Tenant's own expense. The Tenant hereby indemnifies the Landlord against any expense or damage as a result of such lien or order.

(o) that the Tenant will not deface or mark any part of the said Building and will not permit any hole to be drilled or made, or nails, screws, hooks or spikes to be driven in the interior walls, doors or floors or stone or brick work of the said Building or any appurtenances thereof without the written consent of the Landlord.

(p) that the Tenant will not paint, place, affix, inscribe or display on any of the windows of the Building, or on any part of the-outside or inside of the Building, any sign, picture, direction, lettering, advertisement or notice without the prior written consent of the Landlord. The Landlord will prescribe a uniform pattern of identification signs for tenants to be placed on the outside of

Name of
Building
Rules and

Regulations
Landlord I s Covenants
Quiet
Enjoyment
Heating and Air-Conditioni ng
Elevator

9.

6 doors leading into the premises of tenants of part floors. The Tenant, on ceasing to be the Tenant of the Leased Premises, will before leaving them cause any sign, advertisement or notice as aforesaid to be removed or obliterated at his own expense and in a good and workmanlike manner. The Tenant shall be entitled to have his name shown upon the directory board of the Building, but the Landlord shall in its sole discretion design the style of such identification and allocate the space on the directory board for each tenant.

(q) not to refer to the Building by any name other than that designated from time to time by the Landlord, nor use the name of the Building for any purpose other than that of the business address of the Tenant.

      (r) that the Tenant and his employees and all persons visiting or doing business with them on the Leased Premises shall be bound by and shall observe and perform the Rules and Regulations attached to this Lease and any further and other reasonable Rules and Regulations made hereafter by Landlord of which notice in writing shall be given to the Tenant, and all such Rules and Regulations shall be deemed to be incorporated in and form part of this Lease.

The Landlord covenants with the Tenant:

(a) for quiet enjoyment.

(b) to heat and air-condition the Leased Premises with heating and air-conditioning equipment or appliances in such manner as to keep the Leased Premises reasonably warm or airconditioned, as the case may be for the reasonable and comfortable use thereof by the Tenant, his employees, servants and agents, during each day, except on Sundays and public holidays, during the hours when the building is open to the public for business, but in case the boilers, engines, pipes or other apparatus or any of them used in effecting the heating or air-conditioning of the Leased Premises at any time become incapable of heating or air-conditioning the Leased Premises as aforesaid or be damaged or destroyed, the Landlord shall have a reasonable time within which to repair such damage or replace such boilers, engines, pipes or apparatus or any of them, and the Landlord shall repair and replace the said boilers, engines, pipes or other apparatus with all reasonable speed, but the Landlord shall not be liable for indirect or consequential damages or for damages for personal discomfort or illness by reason of the breach of this covenant.

(c) to furnish, except when repairs are being made, passenger elevator service during normal business hours and limited elevator service at other times. Operatorless automatic elevator service, if made available, shall be deemed "elevator service" within the meaning of this paragraph. And to permit the Tenant and the employees of the Tenant to have free use of such elevator service in common with others, but the

Janitor
Mainten
Areas
Taxes and Utilities
Access

Washrooms
Evidence of Payments
Status
Statement
Subordina tion

7 Tenant and such employees and all other persons using the same shall do so at their sole risk and under no circumstances shall the Landlord be held responsible for any damage or injury happening to any person while using the same or occasioned to any person by any elevator or any of its appurtenances.

(d) to cause when reasonably necessary from time to time the floors of the Leased Premises to be swept and cleaned and the desks, tables and other furniture of the Tenant to be dusted; and to cause when reasonably necessary from time to time, but not more than once in every two month period, the windows of the Leased Premises to be washed; but with the exception of the obligation to cause such work to be done the Landlord shall not be responsible for any act of omission or commission on the part of the person or persons employed to perform such work; such work shall be done at the Landlord's direction and without interference by the Tenant, his servants or employees, and in connection with such janitorial service, the Tenant agrees that any such authorized representative shall have free access to the Leased Premises.

(e) to maintain and keep in good repair the parking and common area facilities appurtenant to the Building, and to provide reasonably adequate snow clearance to permit ingress and egress to and from the Leased Premises and parking areas.

(f) to pay all charges for public utilities including gas, electrical power or energy, steam or hot water rates and all taxes and rates whether municipal, parliamentary or otherwise assessed against the Leased Premises.

(g) to permit the Tenant and the employees of the Tenant and all persons lawfully requiring communication with them to have the use at all reasonable times in common with others of the main entrance and stairways and corridors leading to the Leased Premises.

(h) to permit the Tenant and the employees of the Tenant in common with others entitled thereto to use the washrooms in the Building on the floor or floors in which the Leased Premises are situate.

10. The Tenant shall from time to time, at the request of the Landlord, produce to the Landlord satisfactory evidence of the due payment by the Tenant of all payments required to be made by the Tenant under this Lease.

11. Within ten days after request therefor by Landlord, Tenant agrees to execute and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if modified stating the modifications and certifying that the Lease as modified is in full force and effect) the amount of the annual rental then being paid hereunder, the dates to which the rental (by instalments or otherwise) and other charges hereunder have been paid, and whether or not there is any existing default on the part of the Landlord of which the Tenant has notice.

12. Provided that this Lease and everything herein contained shall be deemed to be subordinate to any charge or charges from time to time created by the Landlord with respect

Limitation of Landlords Liability Public Liability Indemnif ication 8 to the Building, by way of mortgage, and the Tenant hereby covenants and agrees that he will promptly at any time and from time to time, as required by the Landlord during the term hereof, execute all documents and give all further assurances to this proviso as may be reasonably required to effectuate the postponement of his rights and privileges hereunder to the holder or holders of such charge or charges; provided, however, that no such subordination by the Tenant shall have the effect of permitting the holder or holders of any mortgage or lien or other security to disturb the occupation and possession by the Tenant of the Leased Premises so long as the Tenant shall perform all of the terms, covenants, conditions, agreements and provisos contained in this Lease.

13. The term "Landlord" as used in this Lease so far as covenants or obligations on the part of the Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the Leased Premises, and in the event of any transfer or conveyance of ownership the Landlord herein named, and in the case of any subsequent transfers or conveyances, the then vendor or transferor, shall be automatically freed and relieved from and after the date of such transfer or conveyance of all personal liability as respects the performance of any covenants or obligations on the part of the Landlord contained in this Lease thereafter to be performed, provided that:

(a) Any funds in the hands of such Landlord or the then vendor or transferor at the time of such transfer, in which the Tenant has an interest shall be turned over to the purchaser or transferee and any amount then due and payable to the Tenant by the Landlord or the then vendor or transferor under any provision of this Lease shall be paid to the Tenant; and

(b) Upon any such transfer, the purchaser or transferee shall be deemed to have assumed, subject to the limitations of this paragraph, all of the terms, covenants and conditions in this Lease contained to be performed on the part of the Landlord; it being intended hereby that the covenants and obligations contained in this Lease on the part of the Landlord shall, subject as aforesaid, be binding on the Landlord, its successors and assigns, only during and in respect of their respective successive periods of ownership.

14. The Landlord shall not be liable nor responsible in any way for any personal injury or death that may be suffered or sustained by the Tenant or any employee of the Tenant or any other person who may be upon the Leased Premises or in the Building or on the lands appurtenant to the Building, or for any loss or damage or injury to any property belonging to the Tenant or to its employees or to any other person while such property is on the Leased Premises or in the Building or on the lands appurtenant to the Building, unless same shall be caused by the negligence of the Landlord or its employees, servants or agents, and the Landlord shall not be liable in any event for any damage to any such property caused by steam, water, rain or snow which may leak into, issue or flow from any part of the Building or from the water, steam or drainage pipes or plumbing works of the Building or from any other place or quarter, nor for any damage caused by or attributable to the condition or arrangement of any electric or other wiring, nor for any damage caused by anything done or omitted by any other tenant.

15. The Tenant will indemnify and save harmless the Landlord from any and all liabilities, fines, suits, claims, of Landlord Seizure and Bankruptcy Re-Entry 9 demands, costs and actions of any kind or nature whatsoever to which the Landlord shall or may become liable for or suffer by reason of any breach, violation or non-performance by the Tenant of any covenant, term or provision hereof or by reason of any injury, loss, damage or death resulting from, occasioned to or suffered by any person or persons or any property by reason of any act, neglect or default on the part of the Tenant or any of its agents, customers, employees, servants, contractors, licensees or invitees in or about the Leased Premises or any part thereof; such indemnification in respect of any such breach, violation, non-performance, damage to property, loss, injury or death occurring during the term of this Lease shall survive any termination of this Lease, anything in this Lease to the contrary notwithstanding.

16. It is hereby expressly agreed that, in case, without the written consent of the Landlord, the Leased Premises shall become and remain vacant or not used for a period of thirty days while the same are suitable for use by the Tenant, or be used by any other person than the Tenant, or in case the term hereby granted or any of the goods and chattels of the Tenant shall be at any time seized or taken in execution or in attachment by any creditor of the Tenant, or the Tenant shall make an assignment for the benefit of creditors or give any bill of sale without complying with the Bulk Sales Act (Ontario), or become bankrupt or insolvent or take the benefit of any Act now or hereafter in force for bankrupt or insolvent debtors or any Order shall be made for the winding-up of the Tenant, then and in every such case the then current month's rent and the next ensuing three month's rent shall immediately become due and payable and, at the option of the Landlord, this Lease shall cease and determine and the said term shall immediately become forfeited and void, in which event the Landlord may re-enter and take possession of the Leased Premises as though the Tenant or any occupant or occupants of the Leased Premises was or were holding over after the expiration of the term without any right whatever.

17. Proviso for re-entry by the Landlord on non-payment of rent or non-performance of covenants. The above powers may be exercised, whether legal demand for the rent has been made or not. Provided that, notwithstanding anything hereinbefore contained, the Landlord's right of re-entry hereunder for non-payment of rent, nonperformance of covenants, seizure or forfeiture of the said term shall become exercisable immediately upon such default being made. Provided further that upon such re-entry by the Landlord under the terms of this paragraph or any other provision or provisions of this Lease, the Landlord may, in addition to any other remedies to which the Landlord may be entitled, at its option, at any time and from time to time, relet the Leased Premises or any part or parts thereof for the account of the Tenant or otherwise and receive and collect the rents therefor, applying the same first to the payment of such expenses as the Landlord may have incurred in recovering possession of the Leased Premises including the legal expenses and solicitor's fees and for putting the same into good order or condition or preparing or altering the same for re-rental and all other expenses, commissions and charges paid, assumed or incurred by the Landlord in or about reletting the Leased Premises, and then to the fulfilment of the covenants of the Tenant hereunder. Any such reletting herein provided for may be for the remainder of the term as originally granted or for a longer or shorter period. In any such case and whether or not the Leased Premises or any part thereof be relet, the Tenant shall pay to the Landlord the rental hereby reserved and all other sums required to be paid by the Tenant up to the time of the termination of this Lease or of recovery of possession of the Leased Premises by the Landlord, as the case may be, and thereafter the Tenant covenants and agrees, if required by the

10 Landlord, to pay to the Landlord until the end of the term of this Lease the equivalent of the amount of all the rentals hereby reserved and all other sums required to be paid by the Tenant hereunder, less the net avails of reletting, if any, and the same shall be due and payable by the Tenant to the Landlord on the days herein provided for rental, that is to say, upon each of the days herein provided for payment of rental the Tenant shall pay to the Landlord the amount of the deficiency then existing.

Non
Waiver
Fixtures
Removal of Goods
No Exceptions for Distress
Holding
Over
Inspect
Premises
Notices for Sale or To Let

18. No condoning, excusing or overlooking by the Landlord of any default, breach or non-observance by the Tenant at any time or times in respect of any covenant, proviso or condition herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default, breach or non-observance, or so as to defeat or affect in any way the rights of the Landlord herein in respect of any such continuing or subsequent default or breach, and no waiver shall be inferred from or implied by anything done or omitted by the Landlord save only express waiver in writing. All rights and remedies of the Landlord in this Lease contained shall be cumulative and not alternative.

19. Provided that the Tenant may remove his fixtures if all rent due or to become due is full paid; provided further, however, that all installations, alterations, additions, partitions and fixtures other than trade or tenant's fixtures in or upon the Leased Premises, whether placed there by the Tenant or Landlord, shall be the Landlord's property upon the termination of this Lease without compensation therefor to the Tenant and shall not be removed from the Leased Premises at any time either during or after the term. Notwithstanding anything herein contained the Landlord shall be under no obligations to repair or maintain the Tenant's installations, alterations, additions, partitions and fixtures or anything in the nature of a leasehold improvement made or installed by the Tenant; and further notwithstanding anything herein contained the Landlord shall have the right upon the termination of this Lease by effluxion of time or otherwise to require the Tenant to remove his installations, alterations, additions, partitions and fixtures or anything in the nature of a leasehold improvement made or installed by the Tenant and to make good any damage caused to the Leased

Premises by such installation or removal.

20. Provided that in case of removal by the Tenant of the goods and chattels of the Tenant from off the Leased Premises, the Landlord may follow the same for thirty days in the same manner as is provided for in The Landlord and Tenant Act.

21. The Tenant hereby waives and renounces the benefit of any present or future Statute taking away or limiting the Landlord's right of distress, and covenants and agrees that notwithstanding any such Statute none of the goods and chattels of the Tenant on the Leased Premises at any time during the term shall be exempt from levy by distress for rent in arrears.

22. That if the Tenant shall continue to occupy the Leased Premises after the expiration of this Lease, with or without the consent of the Landlord and without any further written agreement, the Tenant shall be a monthly tenant at the monthly rental herein reserved and otherwise on the terms and conditions herein set forth except as to the length of tenancy.

23. Provided that during the term hereby created any person or persons may inspect the Leased Premises and all parts thereof at all reasonable times on producing a written order to that effect signed by the Landlord or its agents.

24. Provided that the Landlord shall have the right during the term of this Lease to place upon the Leased Premises a notice stating that the Leased Premises are for sale and shall, within six months from the termination of the said term,

Exhibiting
Premises
Fire

11 have the right to place upon the Leased Premises a notice stating that the Leased Premises are for rent; and further provided that the Tenant will not remove such notice or permit the same to be removed.

25. Provided that the Landlord or its agents shall have the right during the last six months of the term to exhibit the Leased Premises to prospective tenants during normal business hours.

26. Provided, and it is hereby expressly agreed, that if and whenever during the term hereby demised the Building shall be destroyed or damaged by fire, lightning or tempest or any of the perils normally insured against under the provisions of standard extended coverage fire insurance policies, then and in every such event:

I

      (a) If the damage or destruction of the Building renders fifty percent or more of the said Building wholly unfit for occupancy or impossible or unsafe for use and occupancy, the Landlord may, at its option, terminate this Lease by giving to the Tenant notice in writing of such termination in which event this Lease and the term hereby demised shall cease and be at an end as of the date of such destruction or damage and the rent and all other payments for which the Tenant is liable under the terms of this Lease shall be apportioned and paid in full to the date of such destruction or damage.

      (b) If the damage or destruction is such that the portion of the Building hereby demised is rendered wholly unfit for occupancy or it is impossible or unsafe to use and occupy it and if in either event the damage, in the opinion of the Landlord to be given to the Tenant within twenty days of the happening of such damage or destruction cannot be repaired with reasonable diligence within one hundred and twenty days from the happening of such damage or destruction, then either the Landlord or the Tenant may, within five days next succeeding the giving of the Landlord's opinion as aforesaid, terminate this Lease by giving to the other notice in writing of such termination in which event this Lease and the term hereby demised shall cease and be at an end as of the date of such damage or destruction and the rent and all other payments for which the Tenant is liable under the terms of this Lease shall be apportioned and paid in full to the date of such damage or destruction; in the event that neither the Landlord nor the Tenant so terminates this Lease, then the Landlord shall repair the Building with all reasonable speed and the rent hereby reserved shall abate from the date of the happening of the damage until the damage shall be made good to the extent of enabling the Tenant to use and occupy the Leased Premises.

      (c) If the damage be such that the portion of the Building hereby demised is wholly unfit for occupancy or if it is impossible or unsafe to use or occupy it but if in either event the damage, in the opinion of the Landlord to be given to the Tenant within twenty days from the happening of such damage, can be repaired with reasonable diligence within one hundred and twenty days from the happening of such damage,then the rent hereby reserved shall abate from the date of the happening of such damage until the damage shall be made good to the extent of enabling the Tenant to use and occupy the Leased Premises and the Landlord shall repair the damage with all reasonable speed.

12

      (d) If in the opinion of the Landlord the damage can be made good as aforesaid within one hundred and twenty days of the happening of such damage or destruction, and the damage is such that the portion of the Building hereby demised is capable of being partially used for the purposes for which it is hereby demised, then until such damage has been repaired the rent shall abate in the proportion that the part of the portion of the Building hereby demised is rendered unfit for occupancy bears to the whole of the said portion of the Building hereby demised, and the Landlord shall repair the damage with all reasonable speed.

Impossibi lity of Performance
Notices
Lease Entire Agree ments
Captions
Number and

27. It is understood and agreed that whenever and to extent that the Landlord shall be unable to fulfil or shall be delayed or restricted in the fulfilment of any obligation hereunder in respect of the supply or provision of any service or utility or the doing of any work or the making of any repairs by reason of being unable to obtain the material, goods, equipment, service, utility or labour required to enable it to fulfil such obligation or by reason of any Statute, Law or Order-in-Council or any regulation or order passed or made pursuant thereto or by reason of the order or direction of any administrator, controller or board or any governmental department or officer or other authority, or by reason of not being able to obtain any permission or authority required thereby, or by reason of any other cause beyond its control whether of the foregoing character or not, the Landlord shall be relieved from the fulfilment of such obligation and the Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned.

28. Any notice, request or demand herein provided for or given hereunder, if given by the Tenant to the Landlord shall be sufficiently given if mailed by registered mail in the Municipality of Metropolitan Toronto, postage prepaid, addressed to the Landlord at 2065 FINCH AVENUE WEST, SUITE 405, NORTH YORK, ONTARIO M3N 2V7.

Any notice herein provided for or given hereunder, if given by the Landlord to the Tenant, shall be sufficiently given if mailed as aforesaid addressed to the Tenant at the Leased Premises.

Any notice mailed as aforesaid shall be conclusively deemed to have been given on the next business day following the day on which such notice is mailed as aforesaid. Either Landlord or Tenant may at any time, give notice in writing to the other(s) of any change of address of the party giving such notice. From and after the giving of such notice the address therein specified shall be deemed to be the address of the party for the giving of such notices thereafter.

29.      This Lease, and the Schedules and Rider if any,
attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions and understanding between the Landlord and Tenant concerning the Leased Premises
and there are     no covenants, promises, agreements, conditions or
understandings, either oral or written, between them other than are herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this
Lease shall be    binding upon Landlord or Tenant unless reduced
to writing and signed by them.

30. The captions appearing in the margin of this Lease have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope of meaning of this Lease nor any of the provisions hereof.

31. Words importing the singular number only shall include the plural and vice versa; words importing the

Gender
Effect of Lease
Registration
Rider

13 masculine gender shall include the feminine gender and viceversa; and words importing persons shall include firms and corporations and vice-versa.

      32. This Indenture and everything herein contained shall extend to and bind and enure to the benefit of the respective heirs, executors, administrators, successors and assigns (as the case may be) of each and every of the parties hereto, subject to the consent of the Landlord being obtained, as hereinbefore provided, to any assignment or sublease by

Tenant. All covenants herein contained shall be deemed joint and several and all rights and powers reserved to the Landlord may be exercised by either Landlord or its agents or representatives.

33. Tenant shall not register this Lease without the written consent of Landlord, however, upon the request of either party hereto the other party shall join in the execution of a memorandum or so called "short form" of this Lease for the purposes of registration. Said memorandum or short form of this Lease shall describe the parties, the Leased Premises and the term of this Lease and shall incorporate this Lease by reference.

34. A Rider consisting of 1 page with paragraph numbers (consecutively) 1 to 8 is attached hereto and made a part hereof.

IN WITNESS WHEREOF the parties hereto have executed this Indenture. SIGNED, SEALED AND DELIVERED in the presence of per:

PRAJS DRIMMER ASSOCIATES
Landlord
BARAK TECHNOLOGY INC.
O/A INFO SYSTEMS
per:
         Tenant
I have authority to bind the
Corporation

I
15
R I D E R

1. CONDITIONAL AGREEMEN

The Landlord shall not be deemed to have made an offer to the Tenant by furnishing to the Tenant a copy of this Lease with particulars inserted therein, notwithstanding that the first instalment of Minimum Rental may be received by the Landlord when this Lease is received by it for signature. No contractual or other rights shall exist or be created between the Landlord and the Tenant until such time as all parties to this Lease have executed the same.

2. INTEREST ON ARREARS

All rent in arrears and all sums paid or expenses incurred on behalf of the Tenant or for which the Landlord is entitled hereunder to reimbursement from the Tenant, shall bear interest from the date upon which the same was due until actual payment thereof at a rate equal to the lesser of two percent (2%) per annum above the prime commercial loan rate charged to borrowers having the highest credit rating from time to time by the Landlord's principal bank and the maximum amount allowed under the laws of the jurisdiction in which the Building is located.

3. SERVICE CHARGE

The Tenant hereby further agrees to pay to Landlord in compensation for Landlord's costs and expenses a service charge of $25.00 for each cheque tendered to Landlord in payment of monies due under this Lease and which is not honoured by the Tenant's bank or depository.

4. OPTION TO RENEW

It is understood and agreed between the Landlord and the Tenant that if the Tenant shall not be in continuing default in any of its obligations under the terms of the Lease, the Tenant shall have the option of renewing the Lease for two further periods of two (2) years each, by giving written notice to the Landlord of its intention to renew at least one (1) month before the expiration date of the Lease, such renewals to be on the same terms and conditions, save as to any further renewal rights and rent shall continue to be set at $14.00 per square foot gross plus GST. The Landlord agrees to pay to the Tenant the sum of $2,500.00 upon the first renewal to be applied toward leasehold improvements

5.

RENTAL PAYMENTS

Payments to be made by post-dated cheques, submitted annually.

"AS IS" CONDITIO

The premises will be accepted by you in an "as is" condition.

7. LANDLORD'S MOVING ALLOWANCE

The Landlord agrees to provide the Tenant with $2,500.00 towards moving expenses to cover the Tenant's move from unit 614 to 906. The Tenant agrees and acknowledges that this payment has already been paid to it.

8. INCREASE OF LEASABLE SPACE

In the event that the Tenant wishes to increase it's leaseable area, the Landlord agrees to rent this additional space to the Tenant at $14.00 per square foot gross plus GST.

I
9-
pNINTH FLOORTTIJr,.,l~A0c)111,~ I

RULES AND REGULATIONS FORMING PART OF THE WITHIN LEASE 1. The sidewalks, entry passages, elevators, fire escapes and common stairways shall not be obstructed by any of the Tenants or used by them for any other purpose other than for ingress and egress to and from their respective demised premises. Tenants will not place or allow to be placed in the building corridors or public stairways any waste paper, dust, garbage, refuse or anything whatever that would tend to make them unclean or untidy.

2. The skylights and windows that reflect or admit light into passageways and common areas of the Building shall not be covered or obstructed by any of the tenants, and no awnings shall be put up, without the written consent of the Landlord.

3. The water-closets and other water apparatus shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, ashes or other substances shall be thrown therein. Any damage resulting by misuse shall be borne by the Tenant by whom or by whose agents, servants or employees the same is caused. Tenants shall not let the water run unless in actual use, nor shall they deface any part of the said Building.

4. No Tenant shall do or permit anything to be done in said premises or bring or keep anything therein which will in any way increase the risk of fire, or obstruct or interfere with the rights of other Tenants, or violate or act at variance with the laws relating to fires or with the regulations of the Fire Department or the Board of Health.

5. Tenants, their clerks or servants, shall not make or commit any improper noises in the Building, lounge about doors or corridors or interfere in any way with other Tenants or those having business with them.

6. Nothing shall be thrown by the Tenants, their clerks or servants out of windows or doors or down the passages, elevator shafts or skylights of the Building.

7. No birds or animals shall be kept in or about the Premises nor shall the Tenants operate or permit to be operated any musical or sound producing instrument or device inside or outside the Premises which may be heard outside the Premises.

8. No one shall use the Premises for sleeping apartments or residential purposes, or for the storage of personal effects or articles other than those required for business purposes. The Landlord shall have the right:

(a) To require all persons entering or leaving the Building during such hours As the Landlord may reasonably determine to identify themselves to a watchman by registration or otherwise to establish their right to enter or leave; and

(b) To exclude or expel any pedlar or beggar at any time from the premises of the Building.

10. All Tenants must observe strict care not to allow their windows to remain open so as to admit rain or snow, or so as to interfere with the heating of the Building. Any injury or damage caused to the Building or its appointments, furnishings, heating or other appliances, or to any other tenant or to the premises occupied by any other Tenant, by reason of windows being left open, so as to admit rain or snow, or by interference with or neglect of the heating appliances, or by reason of any other misconduct or neglect upon the part of the Tenant or any other person or servant subject to him shall be made good by the Tenant in whose premises the neglect, interference or misconduct occurred.

11. It shall be the duty of the respective tenants to assist and cooperate with the Landlord in preventing injury to the premises demised to them respectively.

12. No inflammable oils or other inflammable, dangerous or explosive materials shall be kept or permitted to be kept in said Premises. Nothing shall be placed on the outside of window sills or projections.

13. Furniture, effects and supplies shall not be taken into or removed from the Premises, except at such time and in such manner as may be previously approved by the Landlord.

14. No bicycles or other vehicles shall be brought within the said building except in the parking garage.

15. Business machines, filing cabinets, heavy merchandise or other articles liable to overload, injure or destroy any part of the Building shall not be taken into it without the written consent of the Landlord and the Landlord shall in all cases retain the right to prescribe the weight and proper position of all such articles and the times and routes for moving them into or out of the Building; the cost of repairing any damage done to the Building by such moving or by keeping any such articles on the Premises shall be paid by the Tenant.

16. The Tenant shall not place any additional lock upon any door of the Building without the written consent of the Landlord.

17. The Tenant shall give the Landlord prompt notice of any accident to or any defect in the plumbing, heating, air-conditioning, mechanical or electrical apparatus or any part of the Building.

18. The Tenant shall not instal or permit the installation or use of any machine dispensing goods for sale in the Premises or the Building or permit the delivery of any food or beverage to the Premises without the approval of the Landlord or in contravention of any regulations fixed or to be fixed by the Landlord. Only persons authorized by the Landlord shall be permitted to deliver or to use the elevators in the Building for the purpose of delivering food or beverages to the Premises.

19. The parking of cars in the said parking garage shall be subject to the reasonable regulations of the Landlord.

20. The Tenant shall not mark, paint, drill into or in any way deface the walls, ceilings, partitions, floors or other parts of the Premises and the Building except with the prior written consent of the Landlord and as it may direct.

21. The lining of all window drapes facing the interior surface of exterior walls shall be subject to the prior approval of the Landlord as to colour and material and the Tenant shall not hang and will remove any draperies which in the Landlord's opinion do not conform to any uniform scheme of window coverings established for the Building.

22. The Landlord shall have the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needful for the safety, care, cleanliness and appearance of the Premises and the Building, and for the preservation of good order therein, and the same shall be kept and observed by the tenants, their clerk and servants.

23. The Tenant agrees to the foregoing RULES AND REGULATIONS, which are hereby made a part of this Lease, and each of them, and agrees that for such persistent infraction of them, or any of them, as may in the opinion of the Landlord be calculated to annoy or disturb the quiet enjoyment of any other tenant, or for gross misconduct upon the part of the Tenant, or any one under him, the Landlord may declare a forfeiture and cancellation of the accompanying Lease and may demand possession of the Premises upon one week's notice.